SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant |_|

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|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
| |   Definitive Proxy Statement
|X|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              PBOC Holdings, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                      [LETTERHEAD OF PBOC HOLDINGS, INC.]

                                                                   April 6, 2000

Dear Fellow Shareholder:

      According to our latest records, we have not yet received your proxy for the important Special Meeting of PBOC Holdings, Inc. to be held on April 19, 2001, at which your Board of Directors has unanimously recommended that shareholders vote in favor of the proposed merger with FBOP Corporation.

      Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card today.

      Thank you for your cooperation.

                                        Sincerely,


                                        /s/ Rudolf P. Guenzel

                                        Rudolf P. Guenzel
                                        President and Chief Executive Officer

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                                IMPORTANT NOTICE:

               Remember, you may vote by Telephone or Internet --
        Simply follow the easy instructions on the enclosed voting form.

             If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor:

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at 1-888-750-5834.

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